U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-A12G
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              ____________________

                              BANNER HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                  Florida                           65-0826508
          (State of Incorporation                (I.R.S. Employer
              or Organization)                  Identification No.)

          120 North U.S. Highway One
           Tequesta, Florida 33469                    33469
    (Address of Principal Executive Offices)        (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-57043

Securities to be registered pursuant to Section 12(b) of the Act:

          Title Of Each Class              Name Of Each Exchange On Which
          To Be So Registered              Each Class Is To Be Registered
          -------------------              ------------------------------
             NOT APPLICABLE                        NOT APPLICABLE

Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, $0.01 PAR VALUE
                                (TITLE OF CLASS)

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
Item 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               The description of the Registrant's Common Stock, $0.01 par value per share, is set forth under the caption "Description of Securities" in the prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (Registration No. 333-57043), which shall be deemed to be incorporated herein by this reference.

Item 2.        EXHIBITS.*

               3.1 Articles of Incorporation of Registrant, as amended

               3.2 Bylaws of Registrant

               4.1 Form of Specimen Common Stock Certificate of Registrant

_________________

* Each of the Exhibits is filed as an Exhibit with the corresponding Exhibit number to the Registrant's Registration Statement on Form SB-2 (File No. 333-57043) and incorporated herein by reference.
_________________

                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   BANNER HOLDING CORP.
                                                   (Registrant)

Dated March 10, 2000                               By: /s/ JOHN M. O'KEEFE
                                                           John M. O'Keefe,
                                                           President

                        ________________________________

                               Page 2 of 2 Pages